                                                                      EXHIBIT 32


                  FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP
                           FORM 10-K DECEMBER 31, 2003


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of Fairfield Inn by Marriott Limited Partnership, (the "Partnership"), on Form 10-K for the annual period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


Date:  March 30, 2004                       /s/ Michael L. Ashner
                                            ---------------------
                                            Michael L. Ashner
                                            Chief Executive Officer


Date:  March 30, 2004                       /s/ Thomas C. Staples
                                            ---------------------
                                            Thomas C. Staples
                                            Chief Financial Officer